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                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this form 10-K into the Company's previously filed registration Statement File No. 33-62360.

                                        ARTHUR ANDERSEN LLP

Sacramento, California
June 5, 1997